                                                                    Exhibit 99.1

                             STATEMENT UNDER OATH OF
                           PRINCIPAL EXECUTIVE OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, DONALD J. TRUMP, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of TRUMP HOTELS & CASINO RESORTS, INC., and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     . the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Trump Hotels & Casino Resorts, Inc.;

     . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Trump Hotels & Casino Resorts, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     .    any amendments to any of the foregoing.

                                                     Subscribed and sworn to before me this 12th day of
                                                     August 2002.

/S/ DONALD J. TRUMP                                  /S/ PHILIP MAGRI
-------------------                                  ----------------
Name:   Donald J. Trump                              Philip Magri
Title:  Chief Executive Officer and President        Notary Public, State of New York
        of Trump Hotels & Casino Resorts, Inc.       My Commission Expires: September 23, 2002
Date:   August 12, 2002